FIRST AMENDMENT TO BACK-TO-BACK LOAN AGREEMENT

This First Amendment to Back-to-Back Loan Agreement (this “Amendment”) dated as of November 9, 2022 (the “Amendment Effective Date”), is entered into between NL Industries, Inc., a New Jersey corporation (the “Borrower”), and NLKW Holding, LLC, a Delaware limited liability company (the “Lender”).

RECITALS

A. Borrower and Lender entered into that certain Back-to-Back Loan Agreement dated as of November 14, 2016 (the “Agreement”).

B.The parties desire to amend the Agreement pursuant to the terms and conditions set forth herein.

NOW THEREFORE, the parties, intending to be legally bound, agree as follows:

1.Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

2.Amendments.  The following term, as defined in Section 1.01 of the Agreement, is amended in its entirety to read as follows:

“Maturity Date” means the earlier to occur of December 31, 2030, (b) the date on which the maturity of the Back-to-Back Loans is accelerated (or deemed accelerated) hereunder and (c) the Back-to-Back Revolving Credit Commitment is reduced to zero or terminated.

3.Conditions Precedent.  The obligations of the Lender under this Amendment shall be subject to the condition precedent that Lender shall have received this Amendment, duly executed and delivered by Borrower.

4.Ratifications.  Except as expressly modified and superseded by this Amendment, the Back-to-Back Loan Documents are ratified and confirmed and continue in full force and effect.  The Back-to-Back Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.  Without limiting the generality of the foregoing, Borrower does hereby ratify and confirm that all liens heretofore granted to Lender were intended to, do and continue to secure the full payment and performance of the Secured Obligations (as defined in the Back-to-Back Security Agreement).  Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments as Lender may reasonably request in order to perfect and protect those liens and preserve and protect the rights of Lender in respect of all present and future collateral.

5.Representations, Warranties and Confirmations.  Borrower hereby represents and warrants to Lender that (a) this Amendment and the other Back-to-Back Loan Documents executed in connection herewith (if any) when delivered will constitute, a legal, valid and binding obligation of Borrower thereto, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and (b) the execution, delivery and performance of this Amendment and the other Back-to-Back Loan Documents, the borrowing of Back-to-Back Loans and the use of the proceeds thereof will not violate any contractual obligation of Borrower.

6.Reference to Agreement.  Each of the Back-to-Back Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof containing a reference to the Agreement shall mean and refer to the Agreement as amended hereby.

7.Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

8.Miscellaneous.  Without limiting the applicability of other provisions of the Agreement to this Amendment or other applicable documents, the parties expressly agree that Sections 9.06, 9.07 and 9.08 of the Agreement apply to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date by their respective officers thereunto duly authorized.

NL INDUSTRIES, INC.,

as Borrower

By: /s/Amy A. Samford

Amy A. Samford,

Executive Vice President and Chief
  Financial Officer

NLKW HOLDING, LLC,

as Lender

By: /s/Courtney J. Riley

Courtney J. Riley,

President and Chief Executive Officer